SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



          Current Report Pursuant to Section to Section 13 or 15(d) of
                           The Securities Act of 1934



                                 Date of Report

                 (Date of earliest event reported): September 24, 1999




                        COLORADO WYOMING RESERVE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             WYOMING                                       83-0246080
    (STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION
                                                            NUMBER)

  751 HORIZON COURT, SUITE 205                                81506
    GRAND JUNCTION, COLORADO                               (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE
            OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (970) 255-9995

Item 4.        Changes in Registrant's Certifying Accountant.

               The registrant engaged Hein + Associates LLP ("Hein") as its independent certified public accountant on September 24, 1999.

               During the two most recent fiscal years (or any subsequent interim period) Hein has not been engaged as either the principal accountant to audit the registrant's financial statements or as an auditor of a significant subsidiary. In addition, during the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging Hein, neither the registrant nor someone on its behalf, has consulted Hein regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and either written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or a reportable event.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLORADO WYOMING RESERVE COMPANY



Date:   September 24, 1999              By:   /s/ Kim M. Fuerst
                                           -------------------------------------
                                              Kim M. Fuerst
                                              Chairman of the Board of Directors
                                              President, Chief Executive Officer
                                              Treasurer, Chief Financial Officer
                                              Director